UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2013

CurrencyShares® Japanese Yen Trust

Sponsored by Guggenheim Specialized Products, LLC,

d/b/a Guggenheim Investments

(Exact name of registrant as specified in its charter)

New York	001-33298	No. 37-6416176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Boulevard, Suite 600 Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 296-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On April 8, 2013, The Bank of New York Mellon, it its capacity as Trustee of the CurrencyShares® Japanese Yen Trust (the “Trust”), and Guggenheim Specialized Products, LLC d/b/a Guggenheim Investments, as Sponsor, entered into an amendment of the Trust’s Depositary Trust Agreement. The amendment requires the payment of certain fees to the Sponsor for certain transactions involving loans or repurchases of shares of the Trust.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is filed herewith:

10.1	Global Amendment to Certain Depositary Trust Agreements dated as of April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYSHARES® JAPANESE YEN TRUST

	By:	Guggenheim Specialized Products, LLC Sponsor of the CurrencyShares® Japanese Yen Trust

April 9, 2013	By:	/s/ Joseph Arruda

Joseph Arruda
Chief Financial Officer

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